SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2008

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

(441) 294-1650

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Indentures and Registration Rights Agreements

On June 27, 2008, Intelsat (Bermuda), Ltd. (“Intelsat Bermuda”) issued (i) an aggregate principal amount of $2,805,000,000 of 11¼% Senior Notes due 2017 (the “2017 Notes”) and (ii) an aggregate principal amount of $2,230,971,000 of 11½%/12½% Senior PIK Election Notes due 2017 (the “2017 PIK Notes” and, together with the 2017 Notes, the “Intelsat Bermuda Notes”). The net proceeds from the 2017 Notes and the 2017 PIK Notes, together with cash on hand, were used to repay in full Intelsat Bermuda’s outstanding senior unsecured bridge loan credit agreement and senior unsecured PIK election bridge loan credit agreement, respectively. The Indenture dated as of June 27, 2008 pursuant to which the Intelsat Bermuda Notes were issued is attached hereto as Exhibit 4.1 and incorporated herein by reference (the “Intelsat Bermuda Indenture”).

On June 27, 2008, Intelsat Intermediate Holding Company, Ltd. (“Intermediate Holdco”) and Intelsat, Ltd., as co-obligor, issued an aggregate principal amount of $481,020,000 aggregate principal amount at maturity of 9½% Senior Discount Notes due 2015 (the “Intermediate Holdco Notes”). The net proceeds from the Intermediate Holdco Notes, together with cash on hand, were used to repay in full Intermediate Holdco’s outstanding senior unsecured backstop loan credit agreement. The Indenture dated as of June 27, 2008 pursuant to which the Intermediate Holdco Notes were issued is attached hereto as Exhibit 4.2 and incorporated herein by reference (the “Intermediate Holdco Indenture”).

On June 27, 2008, Intelsat Subsidiary Holding Company, Ltd. (“Intelsat Sub Holdco”) issued (i) an aggregate principal amount of $883,346,000 of 8½% Senior Notes due 2013 (the “2013 Notes”) and (ii) an aggregate principal amount of $681,012,000 of 8 7/8% Senior Notes due 2015 (the “2015 Notes” and, together with the 2013 Notes, the “Intelsat Sub Holdco Notes”). The net proceeds from the 2013 Notes and the 2015 Notes, together with cash on hand, were used to repay in full Intelsat Sub Holdco’s outstanding senior unsecured backstop loan credit agreement due 2013 and senior unsecured backstop loan credit agreement due 2015, respectively. The Indenture dated as of June 27, 2008 pursuant to which the Intelsat Sub Holdco Notes were issued is attached hereto as Exhibit 4.3 and incorporated herein by reference (the “Intelsat Sub Holdco Indenture”).

On July 1, 2008, Intelsat Jackson Holdings, Ltd. (“Intelsat Jackson”, and together with Intelsat Sub Holdco, Intermediate Holdco and Intelsat Bermuda, the “Issuers” and each an “Issuer”) issued (i) an aggregate principal amount of $284,595,000 of 11½% Senior Notes due 2016 (the “Non-Guaranteed Notes”) and (ii) an aggregate principal amount of $701,913,000 of 9½% Senior Notes due 2016 (the “Guaranteed Notes” and, together with the Non-Guaranteed Notes, the “Intelsat Jackson Notes” and, collectively with the Intelsat Bermuda Notes, the Intermediate Holdco Notes and the Intelsat Sub Holdco Notes, the “Notes”). The net proceeds from the Non-Guaranteed Notes and the Guaranteed Notes, together with cash on hand, were used to fund the repayment of a portion of Intelsat Jackson’s outstanding 11¼% Senior Notes due 2016 and 9¼% Senior Notes due 2016, respectively, which were tendered in a change of control offer for such notes. The Indenture dated as of July 1, 2008 pursuant to which the Non-Guaranteed Notes were issued (the “Non-Guaranteed Notes Indenture”), and the Indenture dated as of July 1, 2008 pursuant to which the Guaranteed Notes were issued (the “Guaranteed Notes Indenture” and, together with the Non-Guaranteed Notes Indenture, the “Jackson Indentures” and, collectively with the Intelsat Bermuda Indenture, the Intermediate Holdco Indenture and the Intelsat Sub Holdco Indenture, the “Indentures”), are attached hereto as Exhibit 4.4 and Exhibit 4.5, respectively, and incorporated herein by reference.

Each of the Indentures contains covenants which include, among other things: a limitation on the respective Issuer’s and some of its subsidiaries’ ability to incur or guarantee additional debt or issue disqualified or preferred stock; a limitation on the respective Issuer’s and some of its subsidiaries’ ability to pay dividends, make other equity distributions or repurchase or redeem capital stock; a limitation on the respective Issuer’s and some of its subsidiaries’ ability to make certain investments; a limitation on the respective Issuer’s and some of its subsidiaries’ ability to enter into transactions with affiliates; a limitation on merger, consolidation, amalgamation and sale of assets applicable to the respective Issuer and some of its subsidiaries; and a limitation on the respective Issuer’s and some of its subsidiaries’ ability to incur liens on any of such issuer’s assets securing other indebtedness.

Each of the Indentures also contains events of default with respect to: default in payments of interest after a 30-day grace period or a default in the payment of principal when due; subject to a certain exception, default in the performance of any covenant in such Indenture that continues for more than 60 days after notice of default has been provided to the applicable Issuer; failure to make any payment when due, including applicable grace periods, under any indebtedness for money borrowed by Intelsat, Ltd., the applicable Issuer or a significant subsidiary thereof having a principal amount in excess of $50 million, in the case of Intelsat Sub Holdco and Intermediate Holdco, and $75 million, in the case of Intelsat Jackson and Intelsat Bermuda; the acceleration of the maturity of any indebtedness for money borrowed by Intelsat, Ltd., the applicable Issuer or a significant subsidiary thereof having a principal amount in excess of $50 million, in the case of Intelsat Sub Holdco and Intermediate Holdco, and $75 million, in the case of Intelsat Jackson and Intelsat Bermuda; failure by Intelsat, Ltd., the applicable Issuer or a significant subsidiary to pay final judgments aggregating in excess of $50 million, in the case of Intelsat Sub Holdco and Intermediate Holdco, and $75 million, in the case of Intelsat Jackson and Intelsat Bermuda, which judgments are not discharged, waived or stayed for 60 days; and certain events of bankruptcy, insolvency or reorganization of Intelsat, Ltd., the applicable Issuer or a significant subsidiary.

The Notes are redeemable on the dates, at the redemption prices and in the manner specified in the applicable Indentures.

Pursuant to a registration rights agreement (the “Combined Registration Rights Agreement”), (i) Intelsat Sub Holdco agreed in the limited circumstances specified therein to make an offer to exchange the Intelsat Sub Holdco Notes for registered, publicly tradable notes that have substantially identical terms to the Intelsat Sub Holdco Notes, (ii) Intermediate Holdco agreed in the limited circumstances specified therein to make an offer to exchange the Intermediate Holdco Notes for registered, publicly tradable notes that have substantially identical terms to the Intermediate Holdco Notes, and (iii) Intelsat Bermuda agreed in the limited circumstances specified therein to make an offer to exchange the Intelsat Bermuda Notes for registered, publicly tradable notes that have substantially identical terms to the Intelsat Bermuda Notes. The Combined Registration Rights Agreement, dated as of June 27, 2008, is attached hereto as Exhibit 4.6 and incorporated herein by reference.

Pursuant to a registration rights agreement (the “Jackson Registration Rights Agreement”), Intelsat Jackson agreed in the limited circumstances specified therein to make an offer to exchange the Intelsat Jackson Notes for registered, publicly tradable notes that have substantially identical terms to the Intelsat Jackson Notes. The Jackson Registration Rights Agreement, dated as of July 1, 2008, is attached hereto as Exhibit 4.7 and incorporated herein by reference.

Senior Unsecured Credit Agreement

On July 1, 2008, Intelsat Jackson borrowed a $810,876,000 term loan due 2014 pursuant to a new $810,876,000 Senior Unsecured Credit Agreement by and among Intelsat Jackson, as the Borrower, Intelsat Bermuda, as Guarantor, and the several lenders from time to time parties thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, Banc of America Bridge LLC, as Syndication Agent, Morgan Stanley Senior Funding, Inc., as Documentation Agent and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers and Joint Bookrunners (the “New Intelsat Jackson Unsecured Credit Agreement”).

Borrowings under the New Intelsat Jackson Unsecured Credit Agreement bear interest at either LIBOR plus 300 basis points or the ABR plus 200 basis points. Obligations under the New Intelsat Jackson Unsecured Credit Agreement are guaranteed by Intelsat Bermuda and certain of Intelsat Jackson’s subsidiaries.

The New Intelsat Jackson Unsecured Credit Agreement contains covenants which include, among other things: a limitation on Intelsat Jackson’s and some of its subsidiaries’ ability to incur or guarantee additional debt or issue disqualified or preferred stock; a limitation on Intelsat Jackson’s and some of its subsidiaries’ ability to pay dividends, make other equity distributions or repurchase or redeem capital stock; a limitation on Intelsat Jackson’s and some of its subsidiaries’ ability to make certain investments; a limitation on Intelsat Jackson’s and some of its subsidiaries’ ability to enter into transactions with affiliates; a limitation on merger, consolidation, amalgamation and sale of assets applicable to Intelsat Jackson and some of its subsidiaries; and a limitation on Intelsat Jackson’s and some of its subsidiaries’ ability to incur liens on any of Intelsat Jackson’s assets securing other indebtedness.

The New Intelsat Jackson Unsecured Credit Agreement also contains events of default with respect to: default in payments of interest after a 30-day grace period or a default in the payment of principal when due; subject to a certain exception, default in the performance of any covenant in the New Intelsat Jackson Unsecured Credit Agreement that continues for more than 60 days after notice of default has been provided to Intelsat Jackson; failure to make any payment when due, including applicable grace periods, under any indebtedness for money borrowed by Intelsat Bermuda or a significant subsidiary thereof having a principal amount in excess of $75 million; the acceleration of the maturity of any indebtedness for money borrowed by Intelsat Bermuda or a significant subsidiary thereof having a principal amount in excess of $75 million; failure by Intelsat Bermuda or a significant subsidiary to pay final judgments aggregating in excess of $75 million, which judgments are not discharged, waived or stayed for 60 days; and certain events of bankruptcy, insolvency or reorganization of Intelsat Bermuda or a significant subsidiary.

The net proceeds of the $810,876,000 term loan were used to prepay $802,847,557.65 of the loans outstanding under Intelsat Jackson’s $1,000,000,000 Senior Unsecured Credit Agreement dated as of February 2, 2007 for which lenders elected prepayment in a change of control offer thereunder. The New Intelsat Jackson Unsecured Credit Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference, together with accrued interest thereon.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture for the 11¼% Senior Notes due 2017 and the 11½%/12½% Senior PIK Election Notes due 2017, dated as of June 27, 2008, by and among Intelsat (Bermuda), Ltd., as Issuer, Intelsat, Ltd., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (including the forms of Notes).

4.2	Indenture for the 9½% Senior Discount Notes due 2015, dated as of June 27, 2008, by and among Intelsat Intermediate Holding Company, Ltd., as Issuer, Intelsat, Ltd., as Co-Obligor, Intelsat (Bermuda), Ltd. and Intelsat Jackson Holdings, Ltd., as Guarantors, and Wells Fargo Bank, National Association, as Trustee (including the forms of Notes).

4.3	Indenture for the 8½% Senior Notes due 2013 and the 8 7/8% Senior Notes due 2015, dated as of June 27, 2008, by and among Intelsat Subsidiary Holding Company, Ltd., as Issuer, Intelsat, Ltd., Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Intelsat Intermediate Holding Company, Ltd., as Parent Guarantors, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as Trustee (including the forms of Notes).

4.4	Indenture for the 11½% Senior Notes due 2016, dated as of July 1, 2008, by and among Intelsat Jackson Holdings, Ltd., as Issuer, Intelsat, Ltd. and Intelsat (Bermuda), Ltd., as Parent Guarantors, and Wells Fargo Bank, National Association, as Trustee (including the forms of Notes).

4.5	Indenture for the 9½% Senior Notes due 2016, dated as of July 1, 2008, by and among Intelsat Jackson Holdings, Ltd., as Issuer, Intelsat, Ltd. and Intelsat (Bermuda), Ltd., as Parent Guarantors, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as Trustee (including the forms of Notes).

4.6	Registration Rights Agreement, dated as of June 27, 2008, among Intelsat, Ltd., Intelsat (Bermuda), Ltd., Intelsat Intermediate Holding Company, Ltd., Intelsat Subsidiary Holding Company, Ltd., Intelsat Jackson Holdings, Ltd., the subsidiary guarantors named therein, and Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated and Banc of America Securities LLC as Representatives of the Initial Purchasers named therein.

4.7	Registration Rights Agreement, dated as of July 1, 2008, among Intelsat, Ltd., Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd., the subsidiary guarantors named therein, and Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated and Banc of America Securities LLC as Representatives of the Initial Purchasers named therein.

10.1	Credit Agreement, dated as of July 1, 2008, by and among Intelsat Jackson Holdings, Ltd., as the Borrower, Intelsat (Bermuda), Ltd., as Guarantor, and the Several Lenders from time to time parties thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, Banc of America Bridge LLC, as Syndication Agent, Morgan Stanley Senior Funding, Inc., as Documentation Agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc. as Joint Lead Arrangers and Joint Bookrunners.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2008

INTELSAT, LTD.

By:	/s/ Phillip Spector
Name:	Phillip Spector
Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture for the 11¼% Senior Notes due 2017 and the 11½%/12½% Senior PIK Election Notes due 2017, dated as of June 27, 2008, by and among Intelsat (Bermuda), Ltd., as Issuer, Intelsat, Ltd., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (including the forms of Notes).

4.2	Indenture for the 9½% Senior Discount Notes due 2015, dated as of June 27, 2008, by and among Intelsat Intermediate Holding Company, Ltd., as Issuer, Intelsat, Ltd., as Co-Obligor, Intelsat (Bermuda), Ltd. and Intelsat Jackson Holdings, Ltd., as Guarantors, and Wells Fargo Bank, National Association, as Trustee (including the forms of Notes).

4.3	Indenture for the 8½% Senior Notes due 2013 and the 8 7/8% Senior Notes due 2015, dated as of June 27, 2008, by and among Intelsat Subsidiary Holding Company, Ltd., as Issuer, Intelsat, Ltd., Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd. and Intelsat Intermediate Holding Company, Ltd., as Parent Guarantors, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as Trustee (including the forms of Notes).

4.4	Indenture for the 11½% Senior Notes due 2016, dated as of July 1, 2008, by and among Intelsat Jackson Holdings, Ltd., as Issuer, Intelsat, Ltd. and Intelsat (Bermuda), Ltd., as Parent Guarantors, and Wells Fargo Bank, National Association, as Trustee (including the forms of Notes).

4.5	Indenture for the 9½% Senior Notes due 2016, dated as of July 1, 2008, by and among Intelsat Jackson Holdings, Ltd., as Issuer, Intelsat, Ltd. and Intelsat (Bermuda), Ltd., as Parent Guarantors, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as Trustee (including the forms of Notes).

4.6	Registration Rights Agreement, dated as of June 27, 2008, among Intelsat, Ltd., Intelsat (Bermuda), Ltd., Intelsat Intermediate Holding Company, Ltd., Intelsat Subsidiary Holding Company, Ltd., Intelsat Jackson Holdings, Ltd., the subsidiary guarantors named therein, and Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated and Banc of America Securities LLC as Representatives of the Initial Purchasers named therein.

4.7	Registration Rights Agreement, dated as of July 1, 2008, among Intelsat, Ltd., Intelsat (Bermuda), Ltd., Intelsat Jackson Holdings, Ltd., the subsidiary guarantors named therein, and Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated and Banc of America Securities LLC as Representatives of the Initial Purchasers named therein.

10.1	Credit Agreement, dated as of July 1, 2008, by and among Intelsat Jackson Holdings, Ltd., as the Borrower, Intelsat (Bermuda), Ltd., as Guarantor, and the Several Lenders from time to time parties thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, Banc of America Bridge LLC, as Syndication Agent, Morgan Stanley Senior Funding, Inc., as Documentation Agent, and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc. as Joint Lead Arrangers and Joint Bookrunners.